Sub-Item 77C  MATTERS SUBMITTED TO A VOTE OF SECURITIES HOLDERS

Submission of matters to a vote of security holders is incorporated by reference to Form Type N-30D filed by the Registrant on March 28, 2001 (Accession No. 0000942811-01-500013).